EXHIBIT 10.6
                         ADDENDUM TO

       Unsecured Promissory Note Due November 27, 1997
 $19,143,646.92                         February 27, 1992


Effective  February 24, 1995, the first  paragraph  of  this note is hereby modified as follows:

           TRAMMELL CROW REAL ESTATE INVESTORS, a  real
     estate   investment  trust  duly   organized   and
     existing under the laws of the State of Texas (the
     "REIT"),  for value received, hereby  promises  to
     pay  to  the order of PATIO & CO. or its permitted
     assigns  ("MLI") at  C/O STATE STREET  BANK,  P.O.
     BOX 5756, BOSTON, MA 02206 (or such other party or
     place  as  MLI may from time to time designate  in
     writing to the REIT) the principal sum of NINETEEN
     MILLION,  ONE  HUNDRED FORTY-THREE  THOUSAND,  SIX
     HUNDRED    FORTY-SIX    AND   92/100THS    DOLLARS
     ($19,143,646.92), together with  interest  on  the
     principal  hereof  from  time  to  time  remaining
     unpaid  at the interest rates hereinafter  stated,
     at  such times and on such terms and conditions as
     are  hereinafter set forth.  All capitalized terms
     used  in  this Note which are used but not defined
     herein shall have the respective meanings ascribed
     to  them in the Note Purchase Agreement, dated  as
     of February 27, 1992, between the REIT and MLI (as
     amended,   modified,  supplemented,   renewed   or
     extended  from  time to time, the  "Note  Purchase
     Agreement").

All other terms and conditions of the Note remain the same. By signing below, The Manufacturers Life Insurance Company ("MLI") represents that Patio and Co. is the nominee name by which State Street Bank and Trust Company, N.A. holds this note as custodian on behalf of MLI , and that such re-registration is not a grant of participation or transfer of interest in such Note as contemplated by Section 8.3 of the Note Purchase Agreement dated February 27, 1992.

               THE MANUFACTURERS LIFE INSURANCE COMPANY

                    BY:       /s/ D. Stewart Sprague

                    DATE:     March 1, 1995

               AMERICAN INDUSTRIAL PROPERTIES REIT (formerly
               Trammell Crow Real Estate Investors)

                    BY:       /s/ Charles W. Wolcott

                    DATE:     February 24, 1995